ELFUN FUNDS

Supplement dated January 8, 2016

To the Statutory Prospectus dated April 30, 2015

Effective January 8, 2016, the Elfun Funds Prospectus dated April 30, 2015 (the “Prospectus”) is revised as follows:

1.    On page 43 of the Prospectus, the sub-section entitled “Opening an Account and Investing by Mail” under the section entitled “How to Invest” is deleted in its entirety and replaced with the following:

Opening an Account and Investing by Mail

• Read this Prospectus.

• If opening a new account, complete and sign the application. You may obtain an application by calling the Distributor at 1-800-242-0134 or from the Funds’ website at www.geam.com.

• Send a check drawn on a U.S. bank in U.S. Dollars payable to the Elfun Fund(s) in which you want to invest. Endorsed checks, credit card checks, courtesy checks, checks payable to cash, starter checks, travelers cheques, checks drawn from a foreign bank (or with a foreign address), money orders, post-dated checks, post-dated on-line bill pay checks, and any conditional order or payment are not accepted by the Funds. Cash (currency) is also not accepted.

• Third party checks, cashier’s checks, official checks, teller and bank checks made out to the shareholder(s) will generally be accepted for subsequent investments if endorsed by all shareholder(s) on the account and accompanied by clear instruction noting the Fund and shareholder(s)’ account number.

• If a check used to open or add to an account does not clear (which could take up to 10 days or more), you may be assessed an additional charge.

Mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Such purchase orders or redemption requests will be considered received when they arrive at the premises where transfer agent functions are performed. In general, the transfer agent’s policy is to pick up mail items in its post office box multiple times during the course of a business day.

• If you are not eligible to purchase units of the Fund or you do not fully and accurately complete an application, an account will not be opened and your money will be returned without effecting a purchase.

• An account may be opened and a purchase may be effected while your eligibility to invest in the Funds is being verified. If, after your purchase is effected, we are unable to verify your eligibility to purchase units or you are found to be ineligible to purchase units, we will immediately redeem your units at a price reflecting the net asset value per unit next calculated after such determination is made, which may result in a loss on your investment as well as a taxable gain or loss.

2.    On page 45 of the Prospectus, the sub-section entitled “By Mail” under the section entitled “How to Redeem Units” is deleted in its entirety and replaced with the following:

By Mail

Each signature must be signature guaranteed for any redemption:

• When redemption proceeds are payable or sent to any person, address or bank account not on record;

• If a change of address was received by the Transfer Agent within the last 30 days; or

• When ownership of an account is being changed.

The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207